[Pioneer Logo]


Pioneer
Short-Term Income
Trust

ANNUAL REPORT 11/30/96

Table of Contents

Letter from the Chairman                                  1
Portfolio Summary                                         2
Performance Update                                        3
Portfolio Management Discussion                           5
Schedule of Investments                                   8
Financial Statements                                     15
Notes to Financial Statements                            20
Report of Independent Public Accountants                 24
Tax Treatment of Distributions                           25
Trustees' Fees and Share Ownership                       26
Trustees, Officers and Service Providers                 27
Programs and Services for Pioneer Shareowners            28

Pioneer Short-Term Income Trust

LETTER FROM THE CHAIRMAN 11/30/96

D e a r  S h a r e o w n e r ,

It is with pleasure that I introduce this report for Pioneer Short-Term Income Trust, covering the year ended November 30, 1996.


The bond market went full cycle during the year, going from falling interest rates and rising bond prices to rising rates and falling prices, and back again. Your Fund's management team had an active year adjusting the portfolio to pursue income while seeking to minimize changes in share price. We are pleased to report that, despite the fast-changing environment for bonds overall, Pioneer Short-Term Income Trust continued to pay shareowners attractive dividends and generated a competitive, positive total return. The Fund remains a high-quality alternative for investors looking for higher yields than money market funds or certificates of deposit offer.


A final note. As you see, we've given your Fund's annual report a facelift. The new, improved style reflects what shareowners told us they want to see in fund reports. Our thanks to all of you who took the time to respond to our questions. Now you'll find a Table of Contents and consistent, easy-to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion of the portfolio management team's insights into market conditions, portfolio strategy and results. We hope you find them informative.


Please contact your investment representative, or us at 1-800-225-6292, if you have questions about your investment in Pioneer Short-Term Income Trust. Thank you for your continued support.


Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Short-Term Income Trust

PORTFOLIO SUMMARY 11/30/96

P o r t f o l i o  D i v e r s i f i c a t i o n

(As a percentage of total investment portfolio)

[Description of Pie Chart]

U.S. Government Agency Obligations 71%
Short-Term Cash Equivalents 3%
Corporate Bonds 11%
U.S. Government Obligations 15%

P o r t f o l i o  Q u a l i t y

(As a percentage of debt holdings)

BBB 1%
  A 4%
 AA 1%
AAA 5%
Treasury/Agency 89%

10 L a r g e s t  H o l d i n g s

(As a percentage of debt holdings)

 1. U.S. Treasury Notes, 7.75%, 1999                                            5.54%
 2. U.S. Treasury Notes, 7.25%, 1998                                            3.52
 3. U.S. Treasury Notes, 7.125%, 1999                                           3.43
 4. U.S. Treasury Notes, 6.375%, 2000                                           2.68
 5. Federal National Mortgage Association, Medium Term Note, 7.0%, 2001         2.22
 6. Federal National Mortgage Association, Medium Term Note, 7.11%, 2000        1.87
 7. Tennessee Valley Authority, 8.375%, 1999                                    1.87
 8. Federal Home Loan Mortgage Corp., REMIC Series 1145G, 8.0%, 2006            1.79
 9. Federal National Mortgage Association, Medium Term Note, 7.17%, 2001        1.79
10. Federal National Mortgage Association, Medium Term Note, 7.3%, 2000         1.79

Fund holdings will vary for other periods.

Pioneer Short-Term Income Trust

PERFORMANCE UPDATE 11/30/96     CLASS A SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s

 Net Asset Value
  per Share                     11/30/96       11/30/95
                                $3.79          $3.84

Distributions per Share         Income         Short-Term          Long-Term
  (11/30/95-11/30/96)           Dividends      Capital Gains       Capital Gains
                                $0.243             -                    -

I n v e s t m e n t  R e t u r n s

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Short-Term Income Trust at public offering price, compared to the growth of the Merrill Lynch 1-3 Year Government Bond Index.

Average Annual Total Returns
(As of November 30, 1996)

                     Net Asset       Public Offering
Period                 Value              Price*

Life-of-Fund            5.11%              4.50%
(8/10/92)
1 Year                  5.20               2.53

* Reflects deduction of the maximum 2.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

--------------------------------------------------------------------------------
[Description of Mountain Chart]

Growth of $10,000+


         Pioneer Short-Term                  Merrill Lynch 1-3 Year Government
         Income Trust                        Bond Index
8/92     9756                                1000
11/92    9809                                10018
         10066                               10307
5/93     10204                               10372
         10362                               10564
11/93    10424                               10623
         10488                               10661
5/94     10466                               10586
         10518                               10746
11/94    10457                               10697
         10756                               11019
5/95     11122                               11375
         11259                               11553
11/95    11466                               11810
         11576                               11951
5/96     11606                               11975
         11743                               12150
11/96    12062                               12494

--------------------------------------------------------------------------------


+ Index comparison begins 8/31/92. The Merrill Lynch 1-3 Year Government Bond
  Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Short-Term Income Trust

PERFORMANCE UPDATE 11/30/96 CLASS B SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s

 Net Asset Value
  per Share                     11/30/96       11/30/95
                                $3.79          $3.85

Distributions per Share         Income         Short-Term         Long-Term
  (11/30/95-11/30/96)           Dividends      Capital Gains      Capital Gains
                                $0.222             -                   -


I n v e s t m e n t  R e t u r n s

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Short-Term Income Trust, compared to the growth of the Merrill Lynch 1-3 Year Government Bond Index.

Average Annual Total Returns
(As of November 30, 1996)

                       If           If
Period                Held       Redeemed*

Life-of-Fund          4.85%        4.51%
(4/4/94)
1 Year                4.37         2.40

* Reflects deduction of the maximum applicable contingent deferred sales charge
  CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 2% declines over three years.

--------------------------------------------------------------------------------
[Description of Mountain Chart]

Growth of $10,000+


         Pioneer Short-Term                  Merrill Lynch 1-3 Year Government
         Income Trust                        Bond Index
4/94     10000                               1000
5/94     9987                                10014
8/94     10027                               10166
11/94    9961                                10119
2/95     10221                               10424
5/95     10539                               10761
8/95     10643                               10929
11/95    10850                               11172
2/96     10922                               11306
5/96     10910                               11328
8/96     11044                               11493
11/96    11227                               11819


--------------------------------------------------------------------------------

Pioneer Short-Term Income Trust
Merrill Lynch 1-3 Year Government Bond Index

+ Index comparison begins 4/30/94. The Merrill Lynch 1-3 Year Government Bond
  Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Short-Term Income Trust

PORTFOLIO MANAGEMENT DISCUSSION 11/30/96


Dear Shareowner,
It's my pleasure to report on Pioneer Short-Term Income Trust for the fiscal year ended November 30, 1996. The Fund generated a positive total return and consistent monthly dividends despite the bond market's considerable volatility.

The Fund continued to stand out among its peers. Morningstar, an independent firm that tracks mutual fund performance, awarded the Fund's Class A Shares a risk-adjusted rating of four stars for the three-year period ended November 30, 1996.* The Fund was rated among 1,075 taxable bond funds for the three-year period. In addition, Lipper Analytical Services ranked the 12-month yield of 6.40% on the Fund's Class A Shares in the top 20% of the 95 short-term investment-grade bond funds tracked for the year ended November 30.

Higher Interest Rates Snuff Extended Market Rally
A glimpse at interest rates at the beginning and end of the Fund's fiscal year might lead an investor to conclude that the bond market was rather quiet during the 12-month period. That was not the case, as the chart to the right shows.

Early on, sluggish growth, low interest rates and low inflation created an ideal environment for bonds. Signs of an economic slowdown led the Federal Reserve (the Fed) to reduce short-term interest

--------------------------------------------------------------------------------
[Description of Line Chart]

Fast-Changing Interest Rates
(Yields on Treasury Issues 11/30/95-11/30/96)

           1-Year Treasury Bill   10-Year Treasury Bond    30-Year Treasury Bond

11/30/95   5.35                   5.75                     6.13
12/31/95   5.13                   5.57                     5.95
1/31/96    4.89                   5.57                     6.02
2/29/96    5.19                   6.09                     6.47
3/31/96    5.38                   6.32                     6.67
4/30/96    5.61                   6.67                     6.9
5/31/96    5.74                   6.85                     6.99
6/30/96    5.67                   6.71                     6.89
7/31/96    5.83                   6.79                     6.97
8/31/96    5.89                   6.94                     7.12
9/31/96    5.68                   6.7                      6.92
10/31/96   5.4                    6.34                     6.64
11/30/96   5.35                   6.05                     6.36

--------------------------------------------------------------------------------

*Morningstar proprietary ratings reflect sales charges and historical risk-adjusted performance and are subject to change every month. Ratings are calculated from the Fund's three-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive five stars and the next 22.5% receive four stars. The Fund's Class B Shares will not be eligible for a Morningstar rating until they have three years of operating history. Past performance does not guarantee future results.

Pioneer Short-Term Income Trust
rates by 0.25% on December 19, 1995, and January 31, 1996, bolstering bond investors' euphoria. Despite the breakdown of budget talks in Washington, investor confidence and bond prices rose.


In March, however, evidence of rapid employment growth fueled fears of inflation and a possible end to the Fed's program of lowering short-term rates. The extended bond rally came to a sudden close. Bond prices dropped, pushing yields on bonds of all maturities higher. However, prices of short-term securities, like those in which your Fund invests, fluctuated far less than their longer-term counterparts.

The bond market remained uneasy in the following months. To the surprise of many, the Fed left short-term rates unchanged for the balance of the period. In the final weeks of November, mixed economic signals eased concerns over rising interest rates, and bond investors once again adopted a more favorable outlook.


Fund Defined by Portfolio Maturity, High Quality and Strategic Allocation
To help limit volatility, the Fund's average maturity cannot exceed three years, and no individual holding can carry a maturity of more than five years. At the beginning of the fiscal year, the portfolio's effective duration and average maturity were 1.62 years and 1.95 years, respectively. As yields rose, we increased both - to 2.01 years and 2.45 years, respectively - at mid-year. Even with the recent rally, we believe it prudent to maintain a conservative course. By the end of the year, duration and average maturity were back down to 1.62 years and 1.76 years. Happily, the Fund maintained a healthy monthly dividend rate throughout the entire year, despite the changes in interest rates.



The Fund's focus on high-quality securities and its strategic allocation also are distinctive. On November 30, 1996, 98.6% of the portfolio's holdings were rated A or above - the same as one year earlier. Assets are spread among three major market sectors - U.S. government and agency securities, collateralized mortgage obligations (CMOs) and corporate securities. However, over the 12-month period, our view of the bond market led us to decrease CMO and corporate holdings, while steadily increasing Treasury issues.

Pioneer Short-Term Income Trust


We reduced the CMO position to 31% from 41% at the beginning of the fiscal year. Although they augment the portfolio's income stream, we moved away from CMOs as a result of prepayment concerns brought about by falling interest rates. Now, Treasury and agency issues comprise more than half the portfolio. We added a sizable number of callable agency issues, which can be redeemed by the issuer at a specified date before maturity. We bought them last spring when they were relatively cheap, and they appreciated as investors grew wary of other instruments. These highly liquid issues should provide an attractive income stream and can be readily sold if we wish to quickly reallocate assets. We limited holdings in corporate bonds. Although this sector did benefit from an expanding U.S. economy, we felt shareowners would not be adequately compensated for the increased credit risk. Furthermore, the difference between yields of low investment-grade and AAA-rated corporate issues narrowed, making corporate debt relatively expensive.

Looking Forward

As we enter fiscal 1997, one-quarter of the Fund's assets are invested in securities maturing in one year or less, giving the portfolio a defensive tone. Although the Fed has yet to raise interest rates, fears of rising inflation still remain foremost in the minds of bond investors and are likely to create some choppy waters ahead.

While the Fund offers the potential for higher returns than CDs or savings accounts, its share price and income will fluctuate with market conditions. However, we believe Pioneer Short-Term Income Trust's focus on high- quality, shorter-term securities will be key to maintaining greater price stability than longer-term bond investments with higher income potential than money market instruments.

Respectfully,

/s/ Richard A. Schlanger

Richard A. Schlanger,
Portfolio Manager

Pioneer Short-Term Income Trust

SCHEDULE OF INVESTMENTS 11/30/96

           S&P/Moody's
Principal  Ratings
Amount     (Unaudited)                                               Value
                         INVESTMENT IN SECURITIES - 97.0%
                         Corporate Bonds - 10.7%
                         Asset-Backed - 4.9%
$ 458,333                Chase Manhattan Credit Card Master
            AAA/Aaa      Trust, Series 1992-1A, 7.4%, 2000         $  460,565
  500,000                Nationsbank Credit Card Master Trust,
            AAA/Aaa      Series 1995-1A, 6.45%, 2003                  507,510
  500,000                Navistar Financial Corp. Owner Trust,
            AAA/Aaa      Series 1996-A2, 6.35%, 2002                  503,570
  875,000                Premier Auto Trust, Series 1995-2A6,
            AAA/Aaa      7.2%, 1999                                   898,984
  500,000                Sears Credit Account Master Trust,
            AAA/Aaa      Series 1994-1A, 7.0%, 2004                   513,680
                                                                  -----------
                                                                   $2,884,309
                                                                  -----------
                         Financial - 4.5%
  500,000   AA-/Aa3      Associates Corp. N.A., 8.125%, 1998       $  513,125
  250,000                Discover Credit Corp., Medium Term
            A-/A2        Note, 7.77%, 1997                            251,942
  500,000   A+/A1        Ford Motor Credit Co., 6.85%, 2000           510,000
  350,000                General Motors Acceptance Corp.,
            A-/A3        Medium Term Note, 7.4%, 1997                 352,832
  500,000                General Motors Acceptance Corp.,
            A-/A3        Medium Term Note, 7.9%, 1997                 504,550
  500,000   A/A3         Transamerica Financial, 6.75%, 2000          506,875
                                                                  -----------
                                                                   $2,639,324
                                                                  -----------
                         Industrial - 1.3%
  780,000   BBB+/Baa1    Comdisco Inc., 6.5%, 2000                 $  784,875
                                                                  -----------
                         Total Corporate Bonds
                         (Cost $ 6,256,566)                        $6,308,508
                                                                  -----------
                         U.S. Government Obligations - 14.7%
1,975,000                U.S. Treasury Notes, 7.25%, 1998          $2,014,658
1,890,000                U.S. Treasury Notes, 7.125%, 1999          1,959,212
3,000,000                U.S. Treasury Notes, 7.75%, 1999           3,164,520
1,500,000                U.S. Treasury Notes, 6.375%, 2000          1,529,280
                                                                  -----------
                         Total U.S. Government Obligations
                         (Cost $8,770,964)                         $8,667,670
                                                                  -----------

  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

           S&P/Moody's
Principal  Ratings
Amount     (Unaudited)                                               Value

                         U.S. Government Agency
                         Obligations - 71.6%
$ 500,000                Aid-Israel, 7.75%, 1999                   $  522,500
  500,000                Federal Home Loan Bank, 7.55%, 1997          509,090
  400,000                Federal Home Loan Bank, 6.47%, 1999          400,388
  500,000                Federal Home Loan Bank, 8.125%, 2000         504,360
  200,000                Federal Home Loan Bank, 6.17%, 2001          201,362
  500,000                Federal Home Loan Bank, 6.3%, 2001           506,790
  350,000                Federal Home Loan Bank, 6.32%, 2001          348,740
  500,000                Federal Home Loan Bank, 6.36%, 2001          502,500
  500,000                Federal Home Loan Mortgage Corp.,
                         7.01%, 1999                                  500,385
  600,000                Federal Home Loan Mortgage Corp.,
                         6.29%, 2000                                  602,376
  200,000                Federal Home Loan Mortgage Corp.,
                         7.38%, 2000                                  202,818
  300,000                Federal Home Loan Mortgage Corp.,
                         7.51%, 2000                                  305,010
  500,000                Federal Home Loan Mortgage Corp.,
                         7.645%, 2000                                 509,420
  500,000                Federal Home Loan Mortgage Corp.,
                         7.726%, 2000                                 502,685
  500,000                Federal Home Loan Mortgage Corp.,
                         6.87%, 2001                                  510,450
  500,000                Federal Home Loan Mortgage Corp.,
                         6.92%, 2001                                  511,345
  300,000                Federal Home Loan Mortgage Corp.,
                         7.055%, 2001                                 302,979
  350,000                Federal Home Loan Mortgage Corp.,
                         7.5%, 2001                                   351,257
1,000,000                Federal Home Loan Mortgage Corp.,
                         Global Notes, 6.93%, 2000                  1,008,370
   23,875                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1292E, 7.35%, 2003               23,822
  177,822                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1319E, 7.0%, 2004               178,232
1,000,000                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1243H, 7.5%, 2004             1,019,060

  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

           S&P/Moody's
Principal  Ratings
Amount     (Unaudited)                                               Value

$  82,303                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1164F, 7.0%, 2005            $   82,391
  119,071                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1027H, 9.0%, 2005               119,560
  232,352                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1238G, 7.25%, 2006              234,018
  570,878                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1132I, 8.0%, 2006               584,676
1,000,000                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1145G, 8.0%, 2006             1,025,010
  175,540                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1457E, 7.0%, 2007               175,082
  407,995                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1564J, 6.5%, 2008               402,283
1,000,000                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1262F, 7.5%, 2015             1,009,910
  395,108                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1311F, 7.5%, 2018               397,194
  500,000                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1281F, 8.0%, 2018               512,005
    2,040                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1039G, 6.5%, 2019                 2,035
  500,000                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1358F, 6.75%, 2019              500,845
  203,200                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1264F, 7.75%, 2019              204,821
  628,417                Federal Home Loan Mortgage Corp.,
                         REMIC Series 186D, 8.0%, 2019                633,092
   87,460                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1143H, 8.0%, 2019                87,589
  187,915                Federal Home Loan Mortgage Corp.,
                         REMIC Series 82C, 8.9%, 2019                 187,915
  500,000                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1142H, 7.95%, 2020              511,720
  795,532                Federal Home Loan Mortgage Corp.,
                         REMIC Series 112H, 8.8%, 2020                816,072
  562,083                Federal Home Loan Mortgage Corp.,
                         REMIC Series 189C, 8.0%, 2021                573,920

  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

           S&P/Moody's
Principal  Ratings
Amount     (Unaudited)                                               Value
$ 442,701                Federal Home Loan Mortgage Corp.,
                         REMIC Series 1590K, 6.5%, 2023            $  443,259
  500,000                Federal Home Loan Mortgage Corp.,
                         Step Up Note, 6.25%, 2001                    504,840
  235,000                Federal National Mortgage
                         Association, 7.85%, 1998                     243,091
  500,000                Federal National Mortgage
                         Association, 6.45%, 2001                     504,415
1,000,000                Federal National Mortgage
                         Association, Global Notes, 6.85%,
                         2000                                       1,013,510
  500,000                Federal National Mortgage
                         Association, Medium Term Note, 7.26%,
                         1999                                         504,320
  500,000                Federal National Mortgage
                         Association, Medium Term Note, 6.35%,
                         2000                                         502,485
  500,000                Federal National Mortgage
                         Association, Medium Term Note, 6.64%,
                         2000                                         504,195
  500,000                Federal National Mortgage
                         Association, Medium Term Note, 6.81%,
                         2000                                         506,080
1,050,000                Federal National Mortgage
                         Association, Medium Term Note, 7.11%,
                         2000                                       1,070,695
  585,000                Federal National Mortgage
                         Association, Medium Term Note, 7.26%,
                         2000                                         598,473
1,000,000                Federal National Mortgage
                         Association, Medium Term Note, 7.3%,
                         2000                                       1,020,750
  500,000                Federal National Mortgage
                         Association, Medium Term Note, 8.16%,
                         2000                                         502,030
  500,000                Federal National Mortgage
                         Association, Medium Term Note, 6.37%,
                         2001                                         503,230
  500,000                Federal National Mortgage
                         Association, Medium Term Note, 6.61%,
                         2001                                         503,735
  500,000                Federal National Mortgage
                         Association, Medium Term Note, 6.63%,
                         2001                                         507,905
  500,000                Federal National Mortgage
                         Association, Medium Term Note, 6.93%,
                         2001                                         504,900
1,250,000                Federal National Mortgage
                         Association, Medium Term Note, 7.0%,
                         2001                                       1,267,075
  500,000                Federal National Mortgage
                         Association, Medium Term Note, 7.0%,
                         2001                                         504,665

  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

           S&P/Moody's
Principal  Ratings
Amount     (Unaudited)                                               Value

$1,000,000               Federal National Mortgage
                         Association, Medium Term Note, 7.17%,
                         2001                                      $1,021,650
   445,233               Federal National Mortgage
                         Association, REMIC Series 1991-175E,
                         7.0%, 1998                                   446,890
   365,042               Federal National Mortgage
                         Association, REMIC Series 1993-26PL,
                         7.0%, 1998                                   367,188
   500,000               Federal National Mortgage
                         Association, REMIC Series 1992-97DB,
                         8.0%, 1999                                   509,990
   500,000               Federal National Mortgage
                         Association, REMIC Series 1992-40G,
                         7.0%, 2002                                   504,070
   500,000               Federal National Mortgage
                         Association, REMIC Series 1992-145J,
                         7.15%, 2003                                  509,835
   500,000               Federal National Mortgage
                         Association, REMIC Series 1992-110G,
                         7.0%, 2005                                   507,100
   300,000               Federal National Mortgage
                         Association, REMIC Series 1991-119M,
                         8.5%, 2008                                   315,219
   500,000               Federal National Mortgage
                         Association, REMIC Series 1992-84G,
                         7.5%, 2014                                   504,850
   303,437               Federal National Mortgage
                         Association, REMIC Series 1992-132PE,
                         7.25%, 2015                                  303,667
   130,657               Federal National Mortgage
                         Association, REMIC Series 1992-131E,
                         7.0%, 2017                                   130,363
   698,798               Federal National Mortgage
                         Association, REMIC Series 1988-26C,
                         7.5%, 2018                                   709,322
   179,884               Federal National Mortgage
                         Association, REMIC Series 1992-43B,
                         7.5%, 2018                                   180,136
   323,069               Federal National Mortgage
                         Association, REMIC Series 1990-8E,
                         8.5%, 2018                                   328,135
   64,138                Federal National Mortgage
                         Association, REMIC Series 1989-87G,
                         8.75%, 2018                                   64,043
   500,000               Federal National Mortgage
                         Association, REMIC Series 1993-23PJ,
                         6.7%, 2019                                   504,965
 1,000,000               Federal National Mortgage
                         Association, REMIC Series 1992-131G,
                         7.25%, 2019                                1,004,490
   213,845               Federal National Mortgage
                         Association, REMIC Series 1990-48G,
                         7.95%, 2019                                  215,678
   500,000               Federal National Mortgage
                         Association, REMIC Series 1991-169PJ,
                         7.0%, 2020                                   499,475

  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

           S&P/Moody's
Principal  Ratings
Amount     (Unaudited)                                               Value
$ 391,808                Federal National Mortgage
                         Association, REMIC Series 1991-74J,
                         7.95%, 2020                              $   393,626
  427,875                Federal National Mortgage
                         Association, REMIC Series 1991-103HB,
                         8.75%, 2020                                  434,174
   98,373                Federal National Mortgage
                         Association, REMIC Series 1992-77G,
                         8.0%, 2021                                    99,968
  190,802                Federal National Mortgage
                         Association, REMIC Series 1992-64M,
                         7.0%, 2022                                   190,646
  500,000                Federal Farm Credit Bank, Medium Term
                         Note, 7.79%, 1997                            510,465
  500,000                Federal Farm Credit Bank, Medium Term
                         Note, 6.62%, 2001                            503,930
  250,000                Federal Farm Credit Bank, Medium Term
                         Note, 7.3%, 2001                             255,285
  300,000                Student Loan Marketing Association,
                         Global Notes, 7.0%, 1998                     304,938
1,000,000                Tennessee Valley Authority, 8.375%,
                         1999                                       1,066,250
                                                                  -----------
                         Total U.S. Government Agency
                         Obligations (Cost $42,097,099)           $42,180,078
                                                                  -----------
                         TOTAL INVESTMENT IN SECURITIES
                         (Cost $57,124,629)                       $57,156,256
                                                                  -----------
                         TEMPORARY CASH INVESTMENT - 3.0%
                         Commercial Paper - 3.0%
1,758,000                Household Finance Corp., 5.75%,
                         12/02/96                                 $ 1,758,000
                                                                  -----------
                         TOTAL TEMPORARY CASH INVESTMENT
                         (Cost $1,758,000)                        $ 1,758,000
                                                                  -----------
                         TOTAL INVESTMENT IN SECURITIES AND
                         TEMPORARY CASH INVESTMENTS - 100%
                         (Cost $58,882,629) (a) (b)               $58,914,256
                                                                  -----------


(a) At November 30, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $58,888,254 was as follows:
    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                        $370,107
    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                        (344,105)
                                                                  -----------
    Net unrealized gain                                              $ 26,002


  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

(b) At November 30, 1996, the Fund had a net capital loss carryforward of $3,046,729 which will expire between 2000 and 2004 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 1996, were as follows:

                                Purchases         Sales
                               ------------   -------------
Long-term U.S. Government      $35,213,786     $30,129,530
Other Long-term Securities         911,786       4,360,570

  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

BALANCE SHEET 11/30/96

ASSETS:
Investment in securities, at value (including temporary cash
  investments of $1,758,000) (cost $58,882,629)                    $58,914,256
Cash                                                                     7,107
Receivables -
 Fund shares sold                                                      214,171
 Interest                                                              778,472
Other                                                                    2,082
                                                                   -----------
  Total assets                                                     $59,916,088
                                                                   -----------
LIABILITIES:
Payables -
 Fund shares repurchased                                               147,374
 Dividends                                                              69,204
Due to affiliates                                                       45,015
Accrued expenses                                                        49,073
                                                                   -----------
  Total liabilities                                                $   310,666
                                                                   -----------
NET ASSETS:
Paid-in capital                                                    $62,678,987
Distributions in excess of net investment income                       (48,615
Accumulated net realized loss on investments                        (3,056,577
Net unrealized gain on investments                                      31,627
                                                                   -----------
  Total net assets                                                 $59,605,422
                                                                   -----------
Net Asset Value Per Share:
(Unlimited number of shares authorized)
Class A (based on $54,636,594/14,398,261 shares)                   $      3.79
                                                                   -----------
Class B (based on $4,968,828/1,311,811 shares)                     $      3.79
                                                                   -----------
Maximum Offering Price:
Class A                                                            $      3.89
                                                                   -----------

  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

STATEMENT OF OPERATIONS
For the Year Ended 11/30/96

INVESTMENT INCOME:
Interest                                                                $3,901,807
                                                                        ------------
EXPENSES:
Management fees                                             $274,726
Transfer agent fees
 Class A                                                      94,976
 Class B                                                       9,637
Distribution fees
 Class A                                                     127,915
 Class B                                                      37,792
Accounting                                                    87,532
Custodian fees                                                17,090
Registration fees                                             26,908
Professional fees                                             39,640
Printing                                                      13,856
Fees and expenses of nonaffiliated trustees                   17,217
Miscellaneous                                                 16,428
                                                            ---------
  Total expenses                                                        $  763,717
  Less management fees waived by
  Pioneering Management Corporation                                       (254,776)
  Less fees paid indirectly                                                (11,298)
                                                                        ------------
  Net expenses                                                          $  497,643
                                                                        ------------
   Net investment income                                                $3,404,164
                                                                        ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                        $ (248,627)
Change in net unrealized gain on investments                              (351,256)
                                                                        ------------
 Net loss on investments                                                $ (599,883)
                                                                        ------------
 Net increase in net assets resulting from operations                   $2,804,281
                                                                        ------------

  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 11/30/96 and 11/30/95

                                                             Year Ended       Year Ended
                                                              11/30/96         11/30/95
FROM OPERATIONS:
Net investment income                                       $  3,404,164     $  3,729,437
Net realized loss on investments                                (248,627)        (804,710)
Change in net unrealized gain/loss on investments               (351,256)       2,442,228
                                                            -------------   --------------
  Net increase in net assets resulting from operations      $  2,804,281     $  5,366,955
                                                            -------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.24 and $0.26 per share, respectively)         $ (3,222,631)    $ (3,791,748)
  Class B ($0.21 and $0.23 per share, respectively)             (197,640)        (178,555)
In excess of net investment income:
  Class A ($0.00 and $0.00 per share, respectively)              (25,178)               -
  Class B ($0.01 and $0.00 per share, respectively)              (23,437)               -
                                                            -------------   --------------
   Total distributions to shareholders                      $ (3,468,886)    $ (3,970,303)
                                                            -------------   --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 32,092,020     $ 30,760,993
Reinvestment of distributions                                  2,552,698        2,969,805
Cost of shares repurchased                                   (31,158,433)     (40,613,691)
                                                            -------------   --------------
  Net increase (decrease) in net assets resulting
   from fund share transactions                             $  3,486,285     $ (6,882,893)
                                                            -------------   --------------
  Net increase (decrease) in net assets                     $  2,821,680     $ (5,486,241)
NET ASSETS:
Beginning of year                                             56,783,742       62,269,983
                                                            -------------   --------------
End of year (including (distributions in excess of) /
  accumulated undistributed net investment income of
  ($48,615) and $16,107, respectively)                      $ 59,605,422     $ 56,783,742
                                                            -------------   --------------



                                   '96 Shares     '96 Amount      '95 Shares      '95 Amount
Class A
Shares sold                         6,451,953    $ 24,450,587      4,746,546     $ 18,022,565
Reinvestment of distributions         635,331       2,410,126        743,271        2,831,308
Less shares repurchased            (6,697,289)    (25,468,788)    (7,218,106)     (27,401,015)
                                  ------------   -------------    ------------   --------------
  Net increase (decrease)             389,995    $  1,391,925     (1,728,289)    $ (6,547,142)
                                  ------------   -------------    ------------   --------------
Class B
Shares sold                         2,013,404    $  7,641,433      3,354,078     $ 12,738,428
Reinvestment of distributions          37,660         142,572         36,365          138,497
Less shares repurchased            (1,499,135)     (5,689,645)    (3,478,134)     (13,212,676)
                                  ------------   -------------    ------------   --------------
  Net increase (decrease)             551,929    $  2,094,360        (87,691)    $   (335,751)
                                  ------------   -------------    ------------   --------------

  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

FINANCIAL HIGHLIGHTS

                                               Year Ended   Year Ended  Year Ended   Year Ended    8/10/92 to
                                                11/30/96     11/30/95   11/30/94(a)   11/30/93      11/30/92
CLASS A
Net asset value, beginning of period            $  3.84      $  3.75      $  3.95      $  3.95      $   4.00
                                               ----------   ----------   ----------   ----------   ------------
Increase (decrease) from investment
  operations:
 Net investment income                          $  0.24      $  0.25      $  0.22      $  0.24      $   0.08
 Net realized and unrealized gain (loss) on
  investments                                     (0.05)        0.10        (0.21)           -         (0.05)
                                               ----------   ----------   ----------   ----------   ------------
  Net increase from investment operations       $  0.19      $  0.35      $  0.01      $  0.24      $   0.03
Distributions to shareholders:
 Net investment income                            (0.24)       (0.26)       (0.21)       (0.24)        (0.08)
                                               ----------   ----------   ----------   ----------   ------------
Net increase (decrease) in net asset value      $ (0.05)     $  0.09      $ (0.20)     $   --       $  (0.05)
                                               ----------   ----------   ----------   ----------   ------------
Net asset value, end of period                  $  3.79      $  3.84      $  3.75      $  3.95      $   3.95
                                               ----------   ----------   ----------   ----------   ------------
Total return*                                      5.20%        9.64%        0.32%        6.28%         0.79%
Ratio of net expenses to average net assets        0.87% +      0.86% +      0.85%        0.66%         0.50% **
Ratio of net investment income to average
  net assets                                       6.25% +      6.43% +      5.89%        5.80%         5.93% **
Portfolio turnover rate                           64.78%      109.60%      144.17%       83.25%       146.45% **
Net assets, end of period (in thousands)        $54,637      $53,860      $59,088      $57,482      $ 15,588
Ratios assuming no waiver of management fees
  and assumption of expenses by PMC and no
  reduction for fees paid indirectly:
 Net expenses                                      1.33%        1.38%        1.20%        1.33%         3.40% **
 Net investment income                             5.79%        5.92%        5.54%        5.13%         3.03% **
Ratios assuming waiver of management fees
  and assumption of expenses by PMC and
  reduction for fees paid indirectly:
 Net expenses                                      0.85%        0.85%           -            -             -
 Net investment income                             6.27%        6.44%           -            -             -


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

FINANCIAL HIGHLIGHTS

                                                 Year Ended   Year Ended    4/4/94 to
                                                  11/30/96     11/30/95    11/30/94(a)
CLASS B
Net asset value, beginning of period               $ 3.85      $  3.75       $  3.89
                                                 ----------   ----------   -----------
Increase (decrease) from investment
  operations:
 Net investment income                             $ 0.21      $  0.22       $  0.15
 Net realized and unrealized gain (loss) on
   investments                                      (0.05)        0.11         (0.16)
                                                 ----------   ----------   -----------
  Net increase (decrease) from investment
   operations                                      $ 0.16      $  0.33       $ (0.01)
Distributions to shareholders:
 Net investment income                              (0.21)       (0.23)        (0.13)
 In excess of net investment income                 (0.01)           -             -
                                                 ----------   ----------   -----------
Net increase (decrease) in net asset value         $(0.06)     $  0.10       $ (0.14)
                                                 ----------   ----------   -----------
Net asset value, end of period                     $ 3.79      $  3.85       $  3.75
                                                 ----------   ----------   -----------
Total return*                                        4.37%        8.93%        (0.24)%
Ratio of net expenses to average net assets          1.69% +      1.63% +       1.41% **
Ratio of net investment income to average net
  assets                                             5.40% +      5.61% +       6.05% **
Portfolio turnover rate                             64.78%      109.60%       144.17%
Net assets, end of period (in thousands)           $4,969      $ 2,924       $ 3,182
Ratios assuming no waiver of management fees
  and assumption of expenses by PMC and no
  reduction for fees paid indirectly:
 Net expenses                                        2.15%        2.17%         1.82% **
 Net investment income                               4.94%        5.08%         5.64% **
Ratios assuming waiver of management fees and
  assumption of expenses by PMC and reduction
  for fees paid indirectly:
 Net expenses                                        1.67%        1.60%            -
 Net investment income                               5.42%        5.64%            -


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

NOTES TO FINANCIAL STATEMENTS 11/30/96

1. Organization and Significant Accounting Policies

Pioneer Short-Term Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust's investment objective is to seek a high level of current income consistent with a high level of principal stability.

The Trust offers two classes of shares - Class A and Class B shares. Shares of Class A and Class B each represent an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class B shareholders, respectively.

The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry.

A. Security Valuation

Security transactions are recorded on trade date. Securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Short-Term Income Trust

B. Federal Income Taxes

It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.


The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


C. Fund Shares

The Trust records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $21,069 in underwriting commissions on the sale of fund shares during the year ended November 30, 1996.

D. Class Allocations

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Trust, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A and Class B shares can bear different transfer agent and distribution fees.NOTES TO FINANCIAL STATEMENTS 11/30/96 (continued)

Pioneer Short-Term Income Trust

E. Repurchase Agreements

With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or subcustodians. The Trust's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PMC manages the Trust's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets up to $100 million; 0.45% of the next $200 million; and 0.40% of the excess over $300 million.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust. At November 30, 1996, $9,819 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. Included in due to affiliates is $8,854 in transfer agent fees payable to PSC at November 30, 1996.

4. Distribution Plans

The Trust adopted a Plan of Distribution for each class of shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Trust's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended

Pioneer Short-Term Income Trust

to result in the sale of Class A shares. Pursuant to the Class B Plan, the Trust pays PFD 1.00% of the average daily net assets attributable to the Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $26,342 in distribution fees payable to PFD at November 30, 1996.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 0.50% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.0%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the year ended November 30, 1996, CDSCs in the amount of $14,647 were paid to PFD.

5. Expense Offsets

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the year ended November 30, 1996, the Trust's expenses were reduced by $11,298 under such arrangements.

Pioneer Short-Term Income Trust

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Short-Term Income
Trust:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Short-Term Income Trust as of November 30, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Short-Term Income Trust as of November 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP


Boston, Massachusetts
January 3, 1997

Pioneer Short-Term Income Trust


TAX TREATMENT OF DISTRIBUTIONS
Made during the Year Ended 11/30/96



During the year ended 11/30/96, Pioneer Short-Term Income Trust paid the following distributions per share from ordinary income:



Payment
 Date         Class A    Class B

12/29/95      $0.0190    $0.0185
01/31/96       0.0190     0.0186
02/29/96       0.0190     0.0186
03/29/96       0.0190     0.0186
04/30/96       0.0200     0.0186
05/31/96       0.0210     0.0186
06/28/96       0.0215     0.0186
07/31/96       0.0215     0.0186
08/30/96       0.0214     0.0186
09/30/96       0.0214     0.0186
10/31/96       0.0209     0.0183
11/29/96       0.0190     0.0181
              --------   ---------
Total         $0.2427    $0.2223
              --------   ---------

For purposes of the dividend exclusion, none of the distributions per share qualify for the exclusion.

Pioneer Short-Term Income Trust

TRUSTEES' FEES AND SHARE OWNERSHIP 11/30/96

Trustees' Fees, Principal Shareholders and Share
Ownership of Trustees and Officers (Unaudited)

The aggregate direct remuneration paid by the Trust to nonaffiliated trustees and officers during the year ended November 30, 1996 was $12,626, plus expenses incurred in attending trustees meetings of $3,498. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Trust ($1,000 in 1996) are reimbursed to the Trust by Pioneering Management Corporation in accordance with the management agreement with the Trust. At November 30, 1996, the trustees and officers of the Trust owned beneficially 335,971 of Class A shares of the Trust (2.3% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Trust, owned approximately 14% of the outstanding shares of capital stock at November 30, 1996.

Pioneer Short-Term Income Trust

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


Officers
John F. Cogan, Jr., Chairman and
 President
David D. Tripple, Executive Vice President
Richard A. Schlanger, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary



Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareholder Services and Transfer Agent
Pioneering Services Corporation

Programs and Services for Pioneer Shareowners

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFoneSM
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

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Automatic Exchange Program
A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

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How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                              1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions           1-800-225-4321

Retirement plans information                   1-800-622-0176

Telecommunications Device for the Deaf (TDD)   1-800-225-1997

Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                              1-800-225-4240

Our Internet e-mail address              ask.pioneer@piog.com
(for general questions about Pioneer only)

This report must be preceded or accompanied by a current
Fund prospectus.


 Pioneer Funds Distributor, Inc.
 60 State Street
 Boston, Massachusetts 02109



[Pioneer Logo)



    0197-3856
(c) Pioneer Funds Distributor, Inc.
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